EXHIBIT 10.3
                                                                    ------------


                       SECOND LOAN MODIFICATION AGREEMENT


         This Second Loan Modification Agreement is executed on January 17, 2001, to be effective as of December 29, 2000, by and between DATAWATCH CORPORATION, a Delaware corporation with its chief executive office located at 175 Cabot Street, Suite 503, Lowell, Massachusetts 01854-3633 ("Borrower") and SILICON VALLEY BANK, a California-chartered bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, MA 02462, doing business under the name "Silicon Valley East".

1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated March 16, 1999, evidenced by, among other documents, a certain Amended and Restated Loan and Security Agreement dated as of March 16, 1999 by and among the Borrower, Personics Corporation, and the Bank, as amended by a certain First Loan Modification Agreement dated as of December 27, 1999 by Borrower and Bank (as amended, the "Loan Agreement"). The Loan Agreement established a working capital line of credit in favor of the Borrower in the maximum principal amount of One Million Five Hundred Thousand Dollars ($1,500,000.00) (the "Committed Revolving Line"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Obligations".

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement, and a certain Intellectual Property Security Agreement dated as of December 27, 1999 by Borrower in favor of Bank (the "Intellectual Property Security Agreement") (hereinafter, the Loan Agreement, as amended hereby, and the Intellectual Property Security Agreement, together with any other collateral security granted to Bank, shall be referred to as the "Security Documents").

Hereinafter,   the  Security  Documents,   together  with  all  other  documents
evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.
         ------------------------------

         A. Modification(s) to Loan Agreement.

                  1. The Loan Agreement shall be amended by deleting the Tangible Net Worth covenants appearing as Section 6.7(a)(ii) and Section 6.7(b)(ii) and inserting in lieu thereof the following text to appear as Section 6.7(c) thereof:

                                    "(c) Tangible Net Worth. The Borrower shall maintain, as of the last day of each month, commencing with the month ending September 30, 2000, a Tangible Net Worth of not less than Four Million Five Hundred Thousand Dollars ($4,500,000.00)."

                  2.       The Loan  Agreement  shall be amended by deleting the
                           following   definition   appearing  in  Section  13.1
                           thereof:

                                    ""EXIM  Agreement"  shall mean that  certain
                                    Export-Import Loan and Security Agreement dated December 27, 1999 by and between the Borrower and the Bank."

                           and inserting in lieu thereof the following:

                                    ""EXIM  Agreement"  shall mean that  certain
                                    Export-Import Loan and Security Agreement dated December 27, 1999 by and between the Borrower and the Bank, as amended by a certain First Loan Modification Agreement (EXIM Line) dated January 17, 2001, as may be further amended from time to time."

                  3.       The Loan  Agreement  shall be amended by deleting the
                           following   definition   appearing  in  Section  13.1
                           thereof:

                            ""Revolving Maturity Date" means December 27, 2000."

                           and inserting in lieu thereof the following:

                            ""Revolving Maturity Date" means December 31, 2001."

                  4. The Compliance Certificate appearing as Exhibit D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.

                  5. The Borrower ratifies, confirms and reaffirms, all and singular, the terms and conditions of: (i) a certain Collateral Assignment, Patent Mortgage and Security Agreement dated as of November 1, 1994 (the "1994 IP Agreement") between Borrower and Bank, and acknowledges, confirms and agrees that said Collateral Assignment, Patent Mortgage and Security Agreement shall remain in full force and effect, and
                           (ii) a certain Intellectual Property Security Agreement dated as of December 27, 1999 (the "1999 IP Agreement") by Borrower in favor of Bank, and acknowledges, confirms and agrees that said Intellectual Property Security Agreement shall remain in full force and effect.

                           The Borrower hereby acknowledges, confirms and agrees that the Collateral under the 1994 IP Agreement and the Intellectual Property Collateral under the 1999 IP Agreement shall be amended to include, without limitation, the intellectual property owed by the Borrower appearing on Exhibit B attached hereto and made a part hereof.

4. FEE. Borrower shall pay to Bank a fee for the modification of the domestic line equal to Twelve Thousand Five Hundred Dollars ($12,500.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

7. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Obligations.

8. CONTINUING  VALIDITY.  Borrower  understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification

Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

9. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

         This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                                                     BANK:

DATAWATCH CORPORATION             SILICON VALLEY BANK, doing business as
                                  SILICON VALLEY EAST

By:  /s/  Bruce R. Gardner        By: /s/  Jonathan L. Gray
    -----------------------          --------------------------------

Name:  Bruce R. Gardner           Name: Jonathan L. Gray
      ---------------------            ------------------------------

Title: President                  Title: SVP
      ---------------------             -----------------------------


                                  SILICON VALLEY BANK

                                  By: /s/  Maggie Garcia
                                     --------------------------------

                                  Name: Maggie Garcia
                                       ------------------------------

                                  Title: Loan Administrative Team Leader
                                        --------------------------------------
                                      (signed in Santa Clara County, California)

                                    EXHIBIT A
                             COMPLIANCE CERTIFICATE

TO:               SILICON VALLEY BANK

FROM:             DATAWATCH CORPORATION

         The undersigned authorized officer of DATAWATCH CORPORATION hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

                   Please indicate compliance status by circling Yes/No under "Complies" column.

     Reporting Covenant               Required                                Complies
     ------------------               --------                                --------

     Financial Statements & CC        Monthly within 35 days*                 Yes    No
     Annual (CPA Audited)             FYE within 120 days                     Yes    No
     10-Q, 10-K and 8-K               Within 5 days after filing w/ SEC       Yes    No
     BBC & A/R Agings                 Monthly within 25 days*                 Yes    No

  *when Advances are outstanding or have been requested

     Financial Covenant               Required                   Actual       Complies
     ------------------               --------                   ------       --------

Maintain on a Monthly Basis:

     Minimum Adjusted Quick Ratio**   1.50:1.0                   _____:1.0    Yes    No
     Minimum Tangible Net Worth       $4,500,000(begin 9/30/00)  $________    Yes    No

  **only for months ending January, February, April, May, July, August, October and November

Maintain on a Quarterly Basis:

     Minimum Adjusted Quick Ratio     1.75:1.0                   _____:1.0    Yes    No


================================
         BANK USE ONLY
Received By:____________________
Date:________________
Reviewed By:____________________
Compliance Status:  Yes / No
================================


Comments Regarding Exceptions:

Sincerely,

_______________________    Date:_______________
SIGNATURE
------------------------
TITLE

                 Exhibit B to Second Loan Modification Agreement
                 -----------------------------------------------


Trademark:  QUETZAL/SC
Status:  Pending
Application Number:  821,537
Country:  Australia
Owner:  Datawatch Corporation
Filed:  28-Jan-2000
Classes:          9

Trademark:  QUETZAL/SC
Status:  Pending
Application Number:  1,045,423
Country:  Canada
Owner:  Datawatch Corporation
Filed:  03-Feb-2000
Classes:         9